UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 9, 2005

                             RCM Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        1-10245                 95-1480559
      --------------              -------------------    -----------------
      (State or Other              (Commission File         (I.R.S. Employer
      Jurisdiction of                   Number)            Identification No.)
      Incorporation)

                  2500 McClellan Avenue, Suite 350
                  Pennsauken, NJ                                08109-4613
-----------------------------------------                       ----------
              (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (856) 486-1777
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12).
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
__ Pre-commencement communications
pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).




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Item 1.01         Entry into a Material Definitive Agreement

     On May 9, 2005, the registrant ("RCM") agreed to the terms of a separation and release agreement with Brian A. Delle Donne, effective as of March 29, 2005, in connection with Mr. Delle Donne's departure from RCM as of that date.

     Under the terms of the separation and release agreement, Mr. Delle Donne will receive a lump sum of $175,000. The lump sum will be reduced by an amount equal to the principal and interest due by Mr. Delle Donne to RCM in connection with a pre-existing loan by RCM to Mr. Delle Donne. The net amount is payable within ten days after execution of the separation and release agreement, as well as payment for any unused vacation hours accrued as of March 29, 2005. RCM will continue to pay Mr. Delle Donne's monthly health premiums until the earlier of March 31, 2006, or the date on which Mr. Delle Donne secures full-time employment as a W-2 employee with an employer offering employee health benefits. In addition, options held by Mr. Delle Donne to purchase 25,000 shares of RCM's common stock, par value $0.05, at an exercise price of $3.95, will fully vest as of March 29, 2005, and will be exercisable though December 31, 2005. The options would otherwise have vested in February 2006. The termination date of Mr. Delle Donne's fully vested options to purchase 100,000 shares of RCM's common stock at an exercise price of $4.75 will be extended through December 31, 2005.

     RCM will continue to provide Mr. Delle Donne with an attorney and to indemnify Mr. Delle Donne as a named defendant against any award of damages in connection with the RCM's ongoing defense of a lawsuit pending in the Superior Court of New Jersey, Law Division. As consideration for the above, Mr. Delle Donne will agree to cooperate with RCM and its counsel in their defense of the lawsuit.

     Mr. Delle Donne will provide RCM and its affiliates a general release from all claims arising out of, or in connection with, his employment and will agree not to disclose RCM's proprietary and confidential information and, subject to certain time limits, not to solicit RCM's current and former employees.

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                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                RCM TECHNOLOGIES, INC.



                                By: /s/Stanton Remer
                                -----------------------------------------
                                Stanton Remer
                                Chief Financial Officer, Treasurer and
                                Secretary


Dated:  May 9, 2005



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